Business Combinations and Divestitures	12 Months Ended
Dec. 31, 2013
Business Combinations [Abstract]
Business Combinations and Divestitures
NOTE 2	Business Combinations and Divestitures

In February 2013, the Company acquired Collective Point of Sale Solutions, a Canadian merchant processor. The Company recorded approximately $34 million of assets, including intangibles, and approximately $4 million of liabilities with this transaction.

In November 2013, the Company acquired Quintillion Holding Company Limited, a provider of fund administration services to alternative investment funds. The Company recorded approximately $57 million of assets, including intangibles, and assumed approximately $10 million of liabilities with this transaction.

In January 2012, the Company acquired the banking operations of BankEast, a subsidiary of BankEast Corporation, from the FDIC. This transaction did not include a loss sharing agreement. The Company acquired approximately $261 million of assets and assumed approximately $252 million of deposits from the FDIC with this transaction.

In November 2012, the Company acquired the hedge fund administration servicing business of Alternative Investment Solutions, LLC. The Company recorded approximately $108 million of assets, including intangibles, and approximately $3 million of liabilities with this transaction.

In December 2012, the Company acquired FSV Payment Systems, Inc., a prepaid card program manager with a proprietary processing platform. The Company recorded approximately $243 million of assets, including intangibles, and approximately $28 million of liabilities with this transaction.